                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 13, 2006

                            GLOBALOPTIONS GROUP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                        333-117495                 73-1703260
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(State or other jurisdiction      (Commission File Number)         (IRS Employer
      of incorporation)                                         Identification No.)

       75 Rockefeller Plaza, 27th Floor
              New York, New York                                   10019
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    (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
    (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K

                            GLOBALOPTIONS GROUP, INC.

                                JANUARY 18, 2005

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Item 1.01.    Entry into a Material Definitive Agreement.....................1

Item 9.01.    Financial Statements and Exhibits..............................1

                                       i

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 13, 2006, the Registrant entered into an Asset Purchase
Agreement (the "Agreement") to acquire substantially all of the business and assets of James Lee Witt Associates, LLC, a Delaware limited liability company
("JLWA"). JLWA is a crisis and emergency management consulting firm headquartered in Washington DC with three additional offices nationwide.

         The purchase price of $6.0 million includes $3.6 million in cash, $2 million in the stock of the Registrant and a promissory note in the amount of
$400,000, plus the assumption of certain liabilities. The purchase price is subject to a post-closing adjustment for working capital. In addition, the
Agreement provides for the sellers to obtain up to an additional $15.4 million upon the attainment of certain revenue goals subsequent to the closing of the transaction. The transaction, which is expected to close in the first quarter of
2006, is subject to customary representations, warranties, and covenants and a financing condition.

         The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (d)    EXHIBITS.

         The exhibits listed in the following Exhibit Index are filed as part of this Report.

       Exhibit No.                          Description
       -----------                          -----------

         10.1           Asset Purchase Agreement, dated as of January 13, 2006,
                        by and between GlobalOptions Group, Inc. and James Lee
                        Witt Associates, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 18, 2006                 GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
                                            ------------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS

       Exhibit No.                          Description
       -----------                          -----------

         10.1           Asset Purchase Agreement, dated as of January 13, 2006,
                        by and between GlobalOptions Group, Inc. and James Lee
                        Witt Associates, LLC.